SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 10, 2003


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-1079460




                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504









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Item 9.  Regulation FD Disclosure; Information Provided Pursuant to Item 12.

First Quarter Earnings

         Pursuant to Item 12 of this form, please see Exhibit 99 for the Registrant's 2003 first quarter earnings release.


Item 7.  Financial Statements and Exhibits

(c)      Exhibit 99        Registrant's 2003 First Quarter Earnings Release





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SOUTHCOAST FINANCIAL CORPORATION
                                   (Registrant)



Date:  April 15, 2003              By: /s/ Robert M. Scott
                                      ------------------------------------------
                                      Robert M. Scott
                                      Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit 99        Registrant's 2003 First Quarter Earnings Release























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